SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Municipal Partners Fund II Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NEW DATE FOR SPECIAL MEETING OF SHAREHOLDERS

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

125 Broad Street, 10th Floor

New York, New York 10004

October 26, 2005

Dear Shareholder:

The Special Meeting of Shareholders of Salomon Brothers Municipal Partners Fund II Inc. (the “Fund”) has been postponed to November 15, 2005 so that the Fund may continue to solicit votes to reach the necessary quorum to conduct business at the Special Meeting. The Special Meeting will be held at 3:00 p.m. (New York time) at 399 Park Avenue, 12th Floor Auditorium, New York, New York 10022 on Tuesday, November 15, 2005 for the following purposes:

ITEM 1. To approve a new Management Agreement.

ITEM 2. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Shareholders of record on August 22, 2005 are entitled to vote at the Special Meeting and at any postponements or adjournments thereof.

The Fund needs your vote to ensure continuity of the management of the Fund. As you are aware, if the new Management Agreement is not approved by shareholders of the Fund, the Fund will face considerable uncertainty and its ability to pursue its investment objectives may be disrupted following the consummation of the transaction between Citigroup Inc. and Legg Mason, Inc. Whether or not you plan to attend the meeting on November 15, and regardless of the number of shares you own, your Board urges you to vote FOR the new Management Agreement on the enclosed WHITE proxy card now. If you do not return a proxy card, the Fund may not reach the quorum necessary to act on this proposal, and in that event, the new Management Agreement cannot be approved.

Your Board strongly urges you to discard and not sign any green proxy card that may be sent to you by Karpus Management Inc. d/b/a Karpus Investment Management. If you previously signed a green proxy card, you can easily rescind your vote by voting the WHITE proxy card or by following the instructions for phone and Internet voting on the enclosed WHITE proxy card. If you are uncertain as to whether you have previously sent a WHITE proxy card, you can vote for the new Management Agreement on the enclosed WHITE proxy card.

IMPORTANT INFORMATION FOR SHAREHOLDERS HOLDING THEIR SHARES IN A BROKERAGE ACCOUNT

Your broker can vote your shares held in a brokerage account ONLY if you give instructions to do so. If you give no instructions, your shares cannot be voted on this proposal at the Special Meeting.

Give your broker instructions simply by signing and dating the enclosed WHITE proxy card, and returning it in the enclosed postage-paid envelope or follow the instructions for phone or Internet voting on the enclosed WHITE proxy card. You do not have to contact your broker directly. We urge you to act today, and vote FOR the new Management Agreement on the enclosed WHITE proxy card.

We thank you for your continued trust and support. If you need any assistance, or have any questions regarding the Fund’s proposal or how to vote your shares, please call our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-888-293-6728.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

PLEASE SIGN, DATE AND RETURN YOUR WHITE PROXY CARD AND DO NOT RETURN ANY

GREEN PROXY CARD. ONLY YOUR LATEST DATED, SIGNED PROXY CARD WILL BE COUNTED,

AND ANY GREEN PROXY CARD YOU SIGN FOR ANY REASON COULD INVALIDATE PREVIOUS

WHITE PROXY CARDS SENT BY YOU TO SUPPORT THE FUND.

YOUR VOTE IS IMPORTANT. PLEASE ACT TODAY. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL:

17 State Street, 10th Floor

New York, NY 10004

(888) 293-6728 (Toll Free)

Banks and Brokerage Firms please call:

(212) 440-9800